[LOGO OF EATON         Investing                            [PHOTO OF THE EARTH
VANCE APPEARS HERE]                                         APPEARS HERE]
                       for the

                       21st

                       Century


         Annual Report August 31, 1998

[PHOTO OF
SURGEONS
PERFORMING
SURGERY                           EATON VANCE
APPEARS HERE]
                                   Worldwide

                                    Health

                                  Sciences Fund




                       Global Management-Global Distribution

[PHOTO OF PRODUCTION WORKERS
ON ASSEMBLY LINE
APPEARS HERE]

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF JAMES B. HAWKES, PRESIDENT APPEARS HERE]

Eaton Vance Worldwide Health Sciences Fund Class A shares had a total return of -15.9% for the year ended August 31, 1998. That return was the result of a decline in net asset value per share (NAV) from $14.93 on August 31, 1997 to $12.55 on August 31, 1998./1/

Class B shares had a total return of -16.4% for the year, the result of a decline in NAV from $11.68 to $9.76./1/

Class C shares had a total return of -15.4% for the period since inception on January 5, 1998, the result of a decline in NAV from $10.00 to $8.46./1/

Global stock markets encountered extraordinary volatility that sent most markets
- and drug stocks - sharply lower at fiscal year-end. Asian markets were caught in the turmoil of a continuing currency crisis, emerging economies experienced slower growth, and several established economies suffered a lack of leadership. Japan, home to some of the world's largest drug companies, remained mired in a deep recession.


Despite a slower global economy, more biotech breakthroughs...

The prospect of slower economic activity has not slowed the pace of major advances by the world's pharmaceutical and biotech companies. One exciting development was in the battle against cancer. A new class of drugs has successfully treated cancers in laboratory mice. The drugs - known as angiogenesis inhibitors - block the chemical signals that tumors emit in order to attract new blood vessels. By blocking the growth of new vessels, the drugs essentially starve the tumors. While the transition from mice to humans is, of course, a lengthy and uncertain process, the progress of molecular biologists in isolating this cell mechanism bodes well for the ongoing battle against cancer.

With many battles won, so many more lie ahead...

In March, the World Health Organization warned that tuberculosis could infect 1 billion people in the next 20 years. That sobering testimony suggests a critical role for drug and biotech companies in improving the quality of life for people around the globe. Happily, drug companies are achieving major successes in their efforts to target infectious disease.

We believe that the coming years will bring exciting breakthroughs for the drug sector - and unusually good opportunities for investors. In the following pages, Samuel D. Isaly reviews the past year and looks at some of those opportunities in the year ahead.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 9, 1998

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998


Performance/2/                                     Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                           -15.9%     -16.4%     N.A.%
Five Years                                          13.0        N.A.     N.A.
Ten Years                                           16.9        N.A.     N.A.
Life of Fund+                                       14.4       -1.2    -15.4

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                           -20.8%      -20.6%    N.A.%
Five Years                                          11.6         N.A.    N.A.
Ten Years                                           16.2         N.A.    N.A.
Life of Fund+                                       13.9        -3.8   -16.3

+ Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98

Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
By total net assets

Sanofi SA                         5.3%
Warner-Lambert Co.                5.0
Genzyme Corp.                     4.7
Altana                            4.4
Pharmacia & Upjohn, Inc.          4.3
Amgen, Inc.                       4.2
Merck & Co., Inc.                 4.0
Novartis AG                       3.9
Lilly (Eli) & Co.                 3.6
Fujisawa Pharmaceutical           3.6

/1/ These returns do not include the 5.75% maximum sales charge for the Fund's
    Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.

/2/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Life-of-Fund SEC return for Class C shares reflects 1% CDSC.

/3/ Ten largest holdings accounted for 43.0% of the Portfolio's investments.
    Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
     Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

MANAGEMENT DISCUSSION



[PHOTO OF SAMUEL D. ISALY, PORTFOLIO MANAGER APPEARS HERE]

An interview with Samuel D. Isaly, Director, OrbiMed Advisors, Inc., investment adviser to Worldwide Health Sciences Portfolio.

Q: Sam, the global markets were extraordinarily volatile in the past fiscal year. How did drug and biotech stocks fare in that environment?

A: It has clearly been a very difficult investment climate for global investors, with the economic weakness in Asia and political uncertainties elsewhere contributing to increasing volatility. Pharmaceutical stocks and biotech stocks were not spared during the global downturn, although the decline was less severe than sectors like technology.

     What sets the pharmaceutical companies apart in an uncertain economic scenario is their reliable earnings growth. Drug companies have benefited from improved pricing and better penetration into global markets. In addition, the large pharma companies have products in the pipeline that should contribute to future earnings growth. On the biotech side, more companies are moving toward profitability while continuing to make progress in research and to establish marketing agreements with drug companies. In an uncertain economic environment, investors are understandably attracted to the upbeat drug and biotech sectors.

Q:   Did you make any adjustments to the Portfolio?

A: From a regional allocation standpoint, the Portfolio remains about half (57.5%) invested in North America. Our European exposure (26.6%) has risen somewhat in the past year, while our Far Eastern weightings (15.8%) have declined. The relative exposures to Europe and the Far East are nearly the reverse of what they were a year ago.

     The biggest change is an increased focus on large U.S. pharmaceutical companies. Leading drug manufacturers have enjoyed strong earnings growth, thanks to successful new product offerings. In addition, the rise of managed care in the U.S., originally viewed as a threat to drug companies, has, in fact, boosted drug company revenues. Finally, the industry has been gradually consolidating, as companies realize the lower-cost benefits of merging their marketing and research efforts.

Q: What companies have you found attractive among the large drug manufacturers?

A: Warner-Lambert Co. is among our largest holdings. The company has transformed itself from a marketer of over-the-counter consumer products to a major presence in ethical drugs. Currently, Warner is enjoying two major success stories. Its blockbuster Lipitor has been found to have higher efficacy rates than its competitors in the fast-growing cholesterol-

--------------------------------------------------------------------------------

Sector Distribution /1/
--------------------------------------------------------------------------------
By total net assets


Major Pharmaceutical Companies     65.6%

Specialty/Biotec Companies   34.3%


Regional Distribution /1/
--------------------------------------------------------------------------------
By total net assets

[PIE CHART APPEARS HERE]

North American Majors      33.6%
North American Specialty   23.9%
Europe Majors              22.5%
Far East Majors             9.5%
Far East Specialty          6.3%
Europe Specialty            4.1%

/1/ As of 8/31/98. Because the Fund is actively managed, sector distributions and regional distributions are subject to change.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

MANAGEMENT DISCUSSION CONT'D


[PHOTO APPEARS HERE]
Biotechnology: Building more weapons in the war against disease. Biotech companies have sharply increased their research and development efforts in recent years. About 350 products are in late stage development, with more than 30 new products expected to reach FDA review in 1998.

Source: Standard & Poor's

     lowering field. Lipitor represents the most successful launch in the history of the drug industry. Another Warner offering, Rezulin, has been very effective in fighting type-II diabetes.

     Another large holding, Eli Lilly & Co., is the maker of Prozac, the most widely prescribed antidepressant. The company also has some very promising new products, including Zyprexa, an anti-psychotic treatment, and Evista, which is prescribed for osteoporosis. We believe that Lilly's strong product range should contribute to double-digit earnings growth in coming years.

Q:   What is your current assessment of the biotech sector?

A: Biotech stocks have fared well in 1998, following a very disappointing year in 1997. The companies have added new products, while taking steps to reduce costs and improve their marketing efforts. Increasingly, biotech companies are forging strategic alliances with drug companies that help finance research and development.

     Moreover, there are now about 350 biotechnology products currently in late development, with around 30 new products likely to receive Food and Drug Administration (FDA) review in 1998. Naturally, the lion's share of these projects are related to health care, but other projects are targeting safer pesticides and more abundant crop yields for the agricultural segment of the economy. As research technologies improve, we can expect the number of new products to mushroom.

Q:   Could you discuss some of your investments in the biotech sector?

A: Certainly. Genzyme Corp. is the Portfolio's largest biotech holding. The company is one of the largest participants in the industry and has focused on niche medical markets through its development of innovative technologies. Genzyme has had major successes in Ceradase and Cerezyme, used to treat Gaucher disease, which is accompanied by anemia, fatigue, and possible bone erosion. The company also has a broad range of surgical products, which have benefited from the success of its Seprafilm anti-adhesion product.

     Amgen, Inc. is another biotech holding. The company's Epogen drug is a red blood cell stimulant for kidney dialysis patients. The drug's sales have risen with the relaxation of some Medicare reimbursement rules, resulting in both an expansion of the dialysis population and increased dosages. Amgen also has some promising drugs in the pipeline for treating obesity, diabetes, and Parkinson's disease.

     BioChem Pharma, Inc. is a Canada-based leader in viral, cancer and pain research. The company`s 3TC drug is considered the bedrock drug in combination therapies for long-term treatment of AIDs patients. BioChem Pharma's Zeffrix drug, for treatment of hepatitis B, is another potential best-seller.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998
MANAGEMENT DISCUSSION CONT'D


Q: You mentioned the impact of mergers on the drug industry in recent years. Are we likely to see more consolidation?

A: Yes. I think it's very likely that global consolidation will continue in coming years. The impetus to merge is coming from several sources. First, by combining their resources, drug companies can achieve manufacturing synergies and significantly reduce costs.

     Second, mergers help companies pool their research capabilities. With today's enhanced technologies and advances in genomics, there are vastly more potential drug applications and increasing pressure to take those drugs through the approval process and to market.

     Finally, there are likely to be more cross-border mergers, as foreign companies seek entry into the U.S. market. Despite reimbursement policies, the U.S. drug market is largely free of cost controls. That makes entry into the U.S. market highly desirable for large European or Japanese companies, which are subject to price restraints in their own markets.

Q: You mentioned improvements in drug research technology. Can you give an example?

A: Yes. Increasingly researchers are using the bullet-and-target method. The use of robotics and high-speed lab technology permits the testing of many different compounds against a single disease target. This significantly increases the odds of ultimate success.

     Elsewhere, major efforts are under way in the area of genome decoding, gene sequencing, and gene mapping. These projects are crucial to creating a genetic database and then to identifying genetic sequences that are common to certain types of diseases.

     Genetic coding is printed as a sequence of four letters - A, G, C, T - with several billion letters contained in a single human genome. By using advanced computer technology, researchers will be able, over time, to create a complete genetic sequence. Then, after identifying sequences common to certain diseases, researchers will be able to determine the best treatment for individuals based on their specific genetic variations. It's enormously complex, but very exciting for the future of the industry and, indeed, for the future treatment of patients.

Q: We hear about encouraging advances in heart and cancer research. But what about infectious disease? Are any of your investments focused in those areas?

A: Yes. There's a renewed emphasis against infectious diseases among health care officials and drug companies alike. As the world's populations have become more mobile, it has become fairly easy to introduce infections from formerly remote locations to new populations. In recent years, we've seen fresh U.S. outbreaks of E. coli, strep, hepatitis and tuberculosis, as well as more exotic and potentially lethal ailments abroad such as hantaviruses, malaria, and dengue fever.

     What complicates the war on bacteria and viruses is their ability to create defenses against current treatments. The rise of resistant strains is, therefore, an increasing threat. For example, streptococcus is a leading cause of illness among children and the elderly. Some strains have grown resistant to penicillin, the principal weapon against the bacteria.

     Another bacterium, staphylococcus, causes staph infections, commonly acquired by patients in hospitals. Recent cases have shown strains that are resistant to Vancomycin, the powerful antibiotic normally used to treat the infection. Drug companies, however, are on the warpath.

     One Portfolio holding, Pharmacia & Upjohn, is developing Linezolid, a treatment for just such an infection. Currently in Phase III clinical tri-

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998


MANAGEMENT DISCUSSION CONT'D


     als, the drug has been shown very effective in sabotaging the bacteria's ability to produce the proteins necessary to reproduce. Following the completion of the current clinical trials, the company plans to present the drug for FDA approval.

Q: Sam, what is your outlook for the drug and biotech sector in the coming year?

A: With a slowing global economy and increasing evidence that the slowdown is at last reaching the U.S., the drug and biotech sectors have become increasingly attractive to investors. While technology companies, auto makers, and even makers of consumer staples have reported slower earnings, drug companies have enjoyed strong profit growth.

     There is strong historical precedent to support that trend. In uncertain economic times, drug companies have stood out for their reliable earnings growth and their ability to introduce new products. For example, during the last recession in 1990-1991, drug and biotech stocks were clearly the standout performers.

     Regardless of the direction of the economy, drug companies continue to add to their earnings momentum and supplement their product lines. Meanwhile, biotech companies are more efficiently targeting diseases, with more companies nearing profitability. These trends should help fuel industry growth in coming years. This promises to be an exciting period for drug companies and for long-term, growth-oriented investors.


                             [CHART APPEARS HERE]

     Comparasion of Changes in Values of a $10,000 Investment in Eaton Vance Worldwide Health Services Fund, Class A vs. the Standard
     & Poor's 500, and the Europe, Australasia and Far East Index*

     August 31, 1988 - August 31, 1998


                Eaton Vance
              Worldwide Health    Fund, including
                Science Fund       maximum sales    S&P 500            EAFE
   Date           Class A             Charge         Index             Index
   ----           -------             ------        -------            -----

 8/31/88          $10,000              $9,422       $10,000           $10,000
 9/30/88          $10,340              $9,742       $10,491           $10,439
10/31/88          $10,340              $9,742       $10,764           $11,335
11/30/88           $9,849              $9,280       $10,560           $12,012
12/31/88          $10,057              $9,476       $10,811           $12,081
 1/31/89          $10,774             $10,151       $11,580           $12,296
 2/28/89          $10,642             $10,027       $11,245           $12,362
 3/31/89          $11,198             $10,551       $11,576           $12,122
 4/30/89          $11,811             $11,129       $12,156           $12,236
 5/31/89          $12,132             $11,431       $12,583           $11,573
 6/30/89          $11,538             $10,871       $12,596           $11,381
 7/31/89          $12,849             $12,107       $13,709           $12,812
 8/31/89          $13,132             $12,373       $13,922           $12,238
 9/30/89          $13,934             $13,129       $13,943           $12,798
10/31/89          $13,604             $12,818       $13,592           $12,286
11/30/89          $14,266             $13,442       $13,816           $12,906
12/31/89          $14,633             $13,788       $14,226           $13,386
 1/31/90          $14,216             $13,395       $13,247           $12,890
 2/28/90          $13,988             $13,180       $13,361           $11,993
 3/31/90          $14,296             $13,470       $13,796           $10,746
 4/30/90          $14,226             $13,404       $13,425           $10,664
 5/31/90          $15,745             $14,835       $14,660           $11,884
 6/30/90          $16,053             $15,125       $14,660           $11,782
 7/31/90          $16,043             $15,116       $14,584           $11,951
 8/31/90          $14,594             $13,750       $13,208           $10,794
 9/30/90          $13,363             $12,590       $12,655            $9,293
10/31/90          $15,318             $14,433       $12,570           $10,744
11/30/90          $15,203             $14,325       $13,324           $10,113
12/31/90          $15,426             $14,534       $13,783           $10,281
 1/31/91          $16,193             $15,257       $14,356           $10,616
 2/28/91          $18,115             $17,069       $15,321           $11,757
 3/31/91          $18,704             $17,624       $15,778           $11,054
 4/30/91          $18,304             $17,247       $15,784           $11,166
 5/31/91          $18,282             $17,226       $16,392           $11,286
 6/30/91          $17,282             $16,283       $15,744           $10,460
 7/31/91          $18,393             $17,330       $16,450           $10,976
 8/31/91          $19,060             $17,959       $16,773           $10,756
 9/30/91          $19,727             $18,587       $16,585           $11,366
10/31/91          $20,971             $19,760       $16,781           $11,530
11/30/91          $20,403             $19,224       $16,044           $10,994
12/31/91          $21,939             $20,671       $17,965           $11,566
 1/31/92          $23,284             $21,939       $17,607           $11,322
 2/28/92          $22,344             $21,053       $17,775           $10,920
 3/31/92          $21,594             $20,346       $17,513           $10,202
 4/30/92          $20,284             $19,112       $18,001           $10,253
 5/31/92          $21,510             $20,267       $18,019           $10,942
 6/30/92          $20,832             $19,628       $17,846           $10,427
 7/31/92          $20,939             $19,729       $18,549           $10,164
 8/31/92          $21,356             $20,122       $18,104           $10,805
 9/30/92          $21,117             $19,897       $18,409           $10,595
10/31/92          $21,534             $20,290       $18,447           $10,042
11/30/92          $22,314             $21,025       $19,006           $10,140
12/31/92          $22,435             $21,139       $19,331           $10,195
 1/31/92          $21,762             $20,505       $19,468           $10,197
 2/28/93          $21,211             $19,985       $19,672           $10,508
 3/31/93          $22,435             $21,139       $20,173           $11,427
 4/30/93          $23,941             $22,558       $19,660           $12,515
 5/31/93          $25,623             $24,142       $20,107           $12,782
 6/30/93          $24,641             $23,217       $20,269           $12,585
 7/31/93          $24,385             $22,976       $20,161           $13,029
 8/31/93          $25,919             $24,421       $20,855           $13,735
 9/30/93          $26,335             $24,814       $20,790           $13,429
10/31/93          $27,277             $25,701       $21,194           $13,846
11/30/93          $27,196             $25,625       $20,920           $12,638
12/31/93          $28,360             $26,721       $21,271           $13,554
 1/31/94          $29,479             $27,776       $21,962           $14,703
 2/28/94          $28,214             $26,584       $21,303           $14,665
 3/31/94          $26,513             $24,981       $20,471           $14,037
 4/30/94          $26,251             $24,734       $20,707           $14,635
 5/31/94          $26,033             $24,529       $20,964           $14,554
 6/30/94          $24,884             $23,446       $20,559           $14,763
 7/31/94          $24,956             $23,515       $21,206           $14,909
 8/31/94          $26,614             $25,077       $22,004           $15,265
 9/30/94          $27,007             $25,447       $21,564           $14,787
10/31/94          $26,629             $25,090       $22,014           $15,283
11/30/94          $26,916             $25,361       $21,144           $14,552
12/31/94          $26,539             $25,006       $21,560           $14,647
 1/31/95          $27,811             $26,205       $22,083           $14,087
 2/28/95          $28,455             $26,811       $22,880           $14,051
 3/31/95          $28,722             $27,063       $23,653           $14,931
 4/30/95          $29,288             $27,595       $24,314           $15,496
 5/31/95          $30,544             $28,779       $25,197           $15,316
 6/30/95          $32,366             $30,495       $25,903           $15,051
 7/31/95          $35,004             $32,981       $26,726           $15,992
 8/31/95          $36,763             $34,638       $26,718           $15,386
 9/30/95          $37,265             $35,112       $27,955           $15,691
10/31/95          $36,621             $34,505       $27,816           $15,273
11/30/95          $38,177             $35,971       $28,958           $15,702
12/31/95          $42,784             $40,312       $29,633           $16,338
 1/31/96          $44,937             $42,340       $30,599           $16,409
 2/28/96          $45,008             $42,407       $30,812           $16,469
 3/31/96          $45,399             $42,776       $31,221           $16,823
 4/30/96          $47,481             $44,737       $31,641           $17,316
 5/31/96          $49,651             $46,782       $32,364           $17,002
 6/30/96          $49,402             $46,548       $32,619           $17,101
 7/31/96          $45,453             $42,826       $31,127           $16,606
 8/31/96          $48,174             $45,391       $31,713           $16,647
 9/30/96          $49,571             $46,707       $33,620           $17,093
10/31/96          $48,342             $45,549       $34,498           $16,922
11/30/96          $48,454             $45,655       $37,030           $17,600
12/31/96          $50,651             $47,725       $36,419           $17,378
 1/31/97          $52,849             $49,795       $38,652           $16,774
 2/28/97          $53,966             $50,848       $38,881           $17,052
 3/31/97          $52,216             $49,199       $37,402           $17,118
 4/30/97          $50,167             $47,269       $39,586           $17,213
 5/31/97          $55,642             $52,427       $41,905           $18,337
 6/30/97          $56,648             $53,375       $43,917           $19,353
 7/31/97          $58,920             $55,515       $47,348           $19,670
 8/31/97          $56,688             $53,413       $44,628           $18,205
 9/30/97          $62,991             $59,352       $47,201           $19,229
10/31/97          $59,270             $55,846       $45,574           $17,755
11/30/97          $57,220             $53,914       $47,606           $17,578
12/31/97          $55,967             $52,733       $48,552           $17,735
 1/31/98          $57,827             $54,486       $49,045           $18,551
 2/28/98          $59,764             $56,311       $52,500           $19,745
 3/31/98          $59,726             $56,275       $55,310           $20,358
 4/30/98          $59,080             $55,667       $55,812           $20,523
 5/31/98          $56,802             $53,520       $54,761           $20,428
 6/30/98          $56,005             $52,769       $57,131           $20,588
 7/31/98          $55,473             $52,268       $56,467           $20,801
 8/31/98          $47,652             $44,898       $48,235           $18,228




Performance1                   Class A Class B Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                      -15.9% -16.4%  N.A.%
Five Years                      13.0   N.A.   N.A.
Ten Years                       16.9   N.A.   N.A.
Life of Fund+                   14.4   -1.2  -15.4
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                      -20.8% -20.6%  N.A.%
Five Years                      11.6   N.A.   N.A.
Ten Years                       16.2   N.A.   N.A.
Life of Fund+                   13.9   -3.8-16.3
+Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/5/98


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 7/26/85. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/30/96 at net asset value would have been worth $9,532 on August 31, 1998; $9,055 including applicable CDSC. An investment in the Fund's Class C shares on 1/31/98 at net asset value would have been worth $8,214 on August 31, 1998; $8,132 including applicable CDSC. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an index.

1 Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC average annual returns reflect applicable contingent deferred sales charge (CDSC).

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Worldwide Health Sciences Portfolio,
    at value (identified cost, $159,667,787)                    $144,409,563
Receivable for Fund shares sold                                      255,949
Other receivables                                                    123,082
Deferred organization expenses                                        26,081
--------------------------------------------------------------------------------
Total assets                                                    $144,814,675
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                $    838,241
Payable to affiliate for Trustees' fees                                  170
Other accrued expenses                                               129,231
--------------------------------------------------------------------------------
Total liabilities                                               $    967,642
--------------------------------------------------------------------------------
Net Assets                                                      $143,847,033
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                 $152,040,330
Accumulated net realized gain on investments from
    Portfolio (computed on basis of identified cost)               7,064,927
Net unrealized depreciation of investments from
    Portfolio (computed on basis of identified cost)             (15,258,224)
--------------------------------------------------------------------------------
Total                                                           $143,847,033
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                      $ 66,830,631
Shares Outstanding                                                 5,323,305
Net Asset Value and Redemption Price Per Share
    (Net assets/shares of beneficial interest outstanding)      $      12.55

Maximum Offering Price Per Share
    (100/94.25 of $12.55)                                       $      13.32
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                      $ 75,111,386
Shares Outstanding                                                 7,697,894
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (Net assets/shares of beneficial interest                   $       9.76
    outstanding)
--------------------------------------------------------------------------------


Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                      $  1,905,016
Shares Outstanding                                                   225,172
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (Net assets/shares of beneficial interest outstanding)      $       8.46
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Year Ended
August 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends allocated from Portfolio
    (net of foreign taxes, $142,305)                            $    874,057
Expenses allocated from Portfolio                                 (1,663,000)
--------------------------------------------------------------------------------
Net investment loss from Portfolio                              $   (788,943)
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee                                                  $    448,888
Trustees fees and expenses                                             3,581
Distribution and service fees
    Class A                                                          228,635
    Class B                                                          738,226
    Class C                                                            9,223
Transfer and dividend disbursing agent fees                          341,106
Registration fees                                                     51,610
Printing and postage                                                  43,659
Legal and accounting services                                         19,991
Amortization of organization expenses                                  8,001
Custodian fee                                                            105
Miscellaneous                                                         18,778
--------------------------------------------------------------------------------
Total expenses                                                  $  1,911,803
--------------------------------------------------------------------------------

Net investment loss                                             $ (2,700,746)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)             $  9,916,277
    Foreign currency transactions                                   (148,260)
--------------------------------------------------------------------------------
Net realized gain                                               $  9,768,017
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                 $(37,264,198)
    Foreign currency                                                   2,364
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            $(37,261,834)
--------------------------------------------------------------------------------

Net realized and unrealized loss                                $(27,493,817)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                      $(30,194,563)
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                  Year Ended           Year Ended
in Net Assets                        August 31, 1998      August 31, 1997
---------------------------------------------------------------------------
From operations --
    Net investment loss             $  (2,700,746)          $ (1,087,131)
    Net realized gain                   9,768,017              1,797,036
    Net change in unrealized
        appreciation (depreciation)   (37,261,834)             9,599,183
---------------------------------------------------------------------------
Net increase (decrease) in net
    assets from operations          $ (30,194,563)          $ 10,309,088
---------------------------------------------------------------------------
Distributions to shareholders --
    From net realized gain
        Class A                     $          --           $ (4,230,217)
---------------------------------------------------------------------------
Total distributions to shareholders $          --           $ (4,230,217)
---------------------------------------------------------------------------
Transactions in shares of beneficial
 interest --
    Proceeds from sale of shares
        Class A                     $  30,859,412           $ 50,014,627
        Class B                        45,190,521                     --
        Class C                         2,603,075                     --
    Issued in reorganization
        of EV Marathon
        Worldwide Health
        Sciences Fund
        Class B                        64,663,847                     --
    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared
        Class A                                --              3,802,439
    Cost of shares redeemed
        Class A                       (39,199,899)           (26,562,560)
        Class B                       (18,157,011)                    --
        Class C                          (267,568)                    --
---------------------------------------------------------------------------
Net increase in net assets from
    Fund share transactions         $  85,692,377           $ 27,254,506
---------------------------------------------------------------------------

Net increase in net assets          $  55,497,814           $ 33,333,377
---------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------
At beginning of year                $  88,349,219           $ 55,015,842
---------------------------------------------------------------------------
At end of year                      $ 143,847,033           $ 88,349,219
---------------------------------------------------------------------------

Accumulated net
investment loss
included in net assets
---------------------------------------------------------------------------
At end of year                      $          --           $         --
---------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                    Year Ended August 31,
                                                     -------------------------------------------------------------------------------
                                                                   1998                    1997       1996       1995       1994
                                                     ---------------------------------  --------------------------------------------
                                                      Class A    Class B  Class C/(1)/    Class A    Class A    Class A    Class A
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $ 14.930   $ 11.680   $ 10.000      $ 13.540   $ 11.710   $  9.150   $  9.640
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  $ (0.209)  $ (0.204)  $ (0.076)     $ (0.133)  $ (0.230)  $ (0.170)  $ (0.160)
Net realized and unrealized gain (loss)                (2.171)    (1.716)    (1.464)        1.818      3.460      3.410      0.430
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                  $ (2.380)  $ (1.920)  $ (1.540)     $  1.685   $  3.230   $  3.240   $  0.270
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                               $     --   $     --   $     --      $ (0.295)  $ (1.400)  $ (0.680)  $ (0.760)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $     --   $     --   $     --      $ (0.295)  $ (1.400)  $ (0.680)  $ (0.760)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                       $ 12.550   $  9.760   $  8.460      $ 14.930   $ 13.540   $ 11.710   $  9.150
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(3)/                                      (15.94)%   (16.44)%   (15.40)%       17.67%     31.04%     38.13%      2.69%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data +
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)              $ 66,831   $ 75,111   $  1,905      $ 88,349   $ 55,016   $ 17,690   $ 13,231
Ratios (As a percentage of average daily net assets)
    Net expenses/(4)/                                    1.83%      2.43%      2.67%/(2)/    2.07%      2.21%      2.44%      2.50%
    Net expenses after custodian fee reduction/(4)(5)/   1.69%      2.29%      2.53%/(2)/    2.00%        --         --         --
    Net investment loss                                 (1.21)%    (1.80)%    (1.84)%/(2)/  (1.60)%    (1.81)%    (1.80)%    (1.65)%
Portfolio Turnover/(6)/                                    --         --         --            --         66%        45%        49%
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Manager/ Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):

    Expenses/(4)/                                                                            2.29%        --         --       2.67%
    Expenses after custodian fee reduction/(4)(5)/                                           2.22%        --         --         --
    Net investment loss                                                                     (1.82)%       --         --      (1.82)%
Net investment loss per share                                                            $ (0.151)        --         --         --
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ For the period from the start of business, January 5, 1998, to August 31, 1998.

/(2)/ Annualized.

/(3)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(4)/ Includes the Fund's share of its Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.

/(5)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for prior periods ended August 31, 1995, have not been adjusted to reflect this change.

/(6)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified, open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.8% at August 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carry forwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


3 Management Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1998, the fee was equivalent to 0.25% of the Fund's average daily net assets for the year and amounted to $448,888. EVM has agreed that through August 31, 1999, if the annual aggregate expenses of the Class A shares (excluding extraordinary expenses) exceed 2.00% of average daily net assets, then EVM will reduce its fees and take other actions to the extent required to reduce the expenses. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and Trustees of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.


4 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in shares of beneficial interest were as follows:



                                      Year Ended                Year Ended
  Class A                             August 31, 1998           August 31, 1997
  ------------------------------------------------------------------------------
  Sales                                     1,974,814                 3,479,728

  Issued to shareholders
   electing to receive
   payment of distributions
   in Fund shares                                  --                   274,867

  Redemptions                              (2,569,073)               (1,900,964)
  ------------------------------------------------------------------------------

  Net increase (decrease)                    (594,259)                1,853,631
  ------------------------------------------------------------------------------

                                                                Year Ended
  Class B                                                       August 31, 1998
  ------------------------------------------------------------------------------
  Sales                                                               3,723,160

  Issued to shareholders electing to receive
   payment of distribution in Fund shares                                    --

  Redemptions                                                        (1,561,658)

  Issued to EV Marathon Worldwide Health Sciences
    Fund Shareholders                                                 5,536,392
  ------------------------------------------------------------------------------

  Net increase                                                        7,697,894
  ------------------------------------------------------------------------------

                                                            For the Period from
                                                            January 5, 1998, to
  Class C                                                   August 31, 1998
  ------------------------------------------------------------------------------
  Sales                                                                 251,792

  Issued to shareholders electing to receive
   payment of distribution in Fund shares                                    --

  Redemptions                                                           (26,620)
  ------------------------------------------------------------------------------

  Net increase                                                          225,172
  ------------------------------------------------------------------------------


5 Distribution Plans
  ------------------------------------------------------------------------------
  Each Class of the Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A shares will pay a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares. EVD may pay up to the entire amount of the Class A distribution fee to Authorized Firms for providing personal services to shareholders. For the year ended August 31, 1998, the Class A shares paid or accrued $228,635 payable to EVD. The Plans require the Class B and Class C shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to each class. Each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  reduced by the aggregate amount of contingent deferred sales charges (see Note
  6) and daily amounts theretofore paid to EVD by each respective class. The Classes paid or accrued $651,376 and $6,919 for Class B and Class C shares respectively payable to EVD for the period ended August 31, 1998, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares, respectively. At August 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,971,000 and $152,000 for Class B and Class C shares respectively.

  In addition, the Plans authorize the Class B and Class C shares to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to Class B and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing Class B shares to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum of the average daily net assets attributable to Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the period ended August 31, 1998, amounted to $86,850 and $2,304 for Class B and Class C shares respectively.


6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the period ended August 31, 1998, EVD received approximately $414,000 and $2,000 of CDSC paid by shareholders for Class B and Class C shares respectively.


7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 1998, aggregated $79,130,158 and $58,938,815.


8 Transfer of Net Assets
  ------------------------------------------------------------------------------
  On September 1, 1997, EV Traditional Worldwide Health Sciences Fund, Inc. acquired the net assets of EV Marathon Worldwide Health Sciences Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Fund at the closing, issued 5,536,392 Class B shares with an aggregate value of $64,663,847 (including unrealized appreciation of $3,351,226) and a net asset value per share of $11.68. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger, the combined net assets of the Fund were $153,013,066, with net asset values of $14.93 and $11.68 for Class A shares and Class B shares respectively.


9 Name Change
  ------------------------------------------------------------------------------
  Effective September 1, 1997, EV Traditional Worldwide Health Sciences Fund, Inc. changed its name to Eaton Vance Worldwide Health Sciences Fund.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders of Eaton
Vance Worldwide Health Sciences Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, Inc. at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended August 31, 1996, were audited by other auditors whose report dated September 26, 1996, expressed an unqualified opinion on such financial statements and financial highlights. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion.

                                       PricewaterhouseCoopers LLP
                                       Boston, Massachusetts
                                       October 2, 1998

Worldwide Health Sciences Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)



Common Stocks and Warrants -- 94.32%

                                                                Percentage of
Security                    Shares     Value                    Net Assets
-------------------------------------------------------------------------------

Major Capitalization - Europe -- 22.58%
-------------------------------------------------------------------------------
Altana                       100,000   $  6,370,514                 4.40%
Ares-Serono                    3,350      4,088,766                 2.83%
Astra AB, Class A            300,000      5,041,235                 3.49%
Novartis AG                    3,500      5,595,000                 3.87%
Roche Holding AG                 370      3,839,841                 2.65%
Sanofi SA                     68,700      7,725,253                 5.34%
-------------------------------------------------------------------------------
                                       $ 32,660,609                22.58%
-------------------------------------------------------------------------------

Major Capitalization - Far East -- 9.45%
-------------------------------------------------------------------------------
Banyu Pharmaceutical Co.     307,000   $  4,007,474                 2.77%
Eisai Co., Ltd.              375,000      4,471,891                 3.09%
Fujisawa Pharmaceutical      600,000      5,187,394                 3.59%
-------------------------------------------------------------------------------
                                       $ 13,666,759                 9.45%
-------------------------------------------------------------------------------

Major Capitalization - North America -- 33.61%
-------------------------------------------------------------------------------
Amgen, Inc./(1)/             100,000   $  6,087,500                 4.21%
Biochem Pharma, Inc./(1)/    211,000      3,230,938                 2.23%
Biogen, Inc./(1)/             70,000      3,237,500                 2.24%
Centocor, Inc./(1)/          150,000      4,875,000                 3.37%
Genzyme Corp./(1)/           250,000      6,750,000                 4.66%
Lilly (Eli) & Co.             80,000      5,240,000                 3.62%
Merck & Co., Inc.             50,000      5,796,875                 4.01%
Pharmacia & Upjohn, Inc.     150,000      6,234,375                 4.31%
Warner-Lambert Co.           110,000      7,177,499                 4.96%
-------------------------------------------------------------------------------
                                       $ 48,629,687                33.61%
-------------------------------------------------------------------------------

Specialty Capitalization - Europe -- 4.05%
-------------------------------------------------------------------------------
Cambridge Antibody
Technology, Ltd./(1)/        521,040   $  1,310,520                 0.91%
Cambridge Antibody
Technology, Ltd.,
Warrants/(1)(2)(3)/           15,500            266                 0.00%
Ethical Holdings ADR/(1)/    150,000         42,195                 0.03%
Swiss Serum Institute            342      4,500,312                 3.11%
-------------------------------------------------------------------------------
                                       $  5,853,293                 4.05%
-------------------------------------------------------------------------------

Specialty Capitalization - Far East -- 6.15%
-------------------------------------------------------------------------------
Biota Holdings, Ltd./(1)/  1,100,000   $  2,954,397                 2.04%
Rohto Pharmaceutical         500,000      3,176,462                 2.20%
Teikoku Hormone
Manufacturing                550,000      2,767,959                 1.91%
-------------------------------------------------------------------------------
                                       $  8,898,818                 6.15%
-------------------------------------------------------------------------------

Specialty Capitalization - North America -- 18.48%
-------------------------------------------------------------------------------
Abgenix, Inc./(1)/            50,000   $    337,500                 0.23%
Agouron Pharmaceuticals,
Inc./(1)/                    150,000      2,887,500                 1.99%
Alexion Pharmaceuticals,
Inc./(1)/                    270,000      1,991,250                 1.38%
Aviron/(1)/                  125,000      2,710,938                 1.87%
Gilead Sciences, Inc./(1)/   153,500      2,801,375                 1.94%
Human Genome Sciences,
Inc./(1)/                    100,000      2,475,000                 1.71%
Idec Pharmaceuticals
Corp./(1)/                    55,000        990,000                 0.68%
Incyte Pharmaceuticals,
Inc./(1)/                    150,000      2,906,250                 2.01%
Lynx Therapeutics,
Inc./(1)/                    150,000      1,387,500                 0.96%
Pharmacopeia, Inc./(1)/      225,000      2,337,885                 1.62%
Premier Research
Worldwide/(1)/               235,000      1,086,875                 0.75%
SangStat Medical Corp./(1)/  125,000      2,078,125                 1.44%
Vertex Pharmaceuticals,
Inc./(1)/                    180,000      2,745,000                 1.90%
-------------------------------------------------------------------------------
                                       $ 26,735,198                18.48%
-------------------------------------------------------------------------------

Total Common Stocks and Warrants
    (identified cost $151,937,140)     $136,444,364
-------------------------------------------------------------------------------

Preferred Stocks -- 5.44%
-------------------------------------------------------------------------------

Specialty Capitalization - North America -- 5.44%
-------------------------------------------------------------------------------
Abgenix, Inc./(1)(3)/        276,923   $  1,869,230                 1.29%
Net Genics, Inc.
Convertible, Series D,
Preferred R/(1)(2)(3)/       250,000        500,000                 0.35%
Ontogeny, Inc./(1)(2)(3)/    600,000      1,500,000                 1.04%
Orchid Biocomputer,
Inc./(1)(2)(3)/              180,180      1,999,998                 1.38%
Tularik, Inc./(1)(2)(3)/     200,000      2,000,000                 1.38%
-------------------------------------------------------------------------------
                                       $  7,869,228                 5.44%
-------------------------------------------------------------------------------

Total Preferred Stocks
    (identified cost $7,799,998)       $  7,869,228
-------------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)


Call Options Purchased -- 0.10%
                                                                 Percentage of
Security                   Shares      Value                     Net Assets
--------------------------------------------------------------------------------

Specialty Capitalization - Far East -- 0.10%
--------------------------------------------------------------------------------
Biota Holdings, Ltd.,
Expires 12/15/99,
Strike Price
AUD1.80/(1)(2)(3)(4)/         78,738   $    144,883                  0.10%
--------------------------------------------------------------------------------
                                       $    144,883                  0.10%
--------------------------------------------------------------------------------

Total Call Options Purchased
    (identified cost $31,000)          $    144,883
--------------------------------------------------------------------------------

Total Investments
    (identified cost $159,768,138)     $144,458,475                 99.86%
--------------------------------------------------------------------------------

Other Assets, Less Liabilities         $    203,690                  0.14%
--------------------------------------------------------------------------------

Net Assets                             $144,662,165                100.00%
--------------------------------------------------------------------------------

/(1)/ Non-income producing security.

/(2)/ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

/(3)/ Restricted security.

/(4)/ AUD = Australian dollars



                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1998
(Expressed in United States Dollars)
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost,                     $144,458,475
    $159,768,138)
Cash                                                              15,746
Receivable for investments sold                                1,827,205
Dividends receivable                                              33,600
Deferred organization expenses                                     8,224
--------------------------------------------------------------------------------
Total assets                                                $146,343,250
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Demand note payable                                         $  1,670,000
Payable to affiliate for Trustees' fees                              587
Other accrued expenses                                            10,498
--------------------------------------------------------------------------------
Total liabilities                                           $  1,681,085
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in             $144,662,165
    Portfolio
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and                 $159,971,828
    withdrawals
Net unrealized depreciation (computed on the basis           (15,309,663)
    of identified cost)
--------------------------------------------------------------------------------
Total                                                       $144,662,165

Statement of Operations

For the Year Ended
August 31, 1998
(Expressed in United States Dollars)
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $142,488)                  $    777,659
--------------------------------------------------------------------------------
Total investment income                                     $    777,659
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                      $  1,162,878
Administration fee                                               450,794
Trustees fees and expenses                                        10,039
Custodian fee                                                    250,801
Legal and accounting services                                     13,123
Amortization of organization expenses                              2,417
Miscellaneous                                                     23,290
--------------------------------------------------------------------------------
Total expenses                                              $  1,913,342
--------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee                              $    248,283
--------------------------------------------------------------------------------
Total expense reductions                                    $    248,283
--------------------------------------------------------------------------------

Net expenses                                                $  1,665,059
--------------------------------------------------------------------------------
Net investment loss                                         $   (887,400)
--------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  9,926,335
    Foreign currency transactions                               (147,686)
--------------------------------------------------------------------------------
Net realized gain                                           $  9,778,649
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $(37,330,872)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(37,330,872)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $(27,552,223)
--------------------------------------------------------------------------------
Net decrease in net assets from operations                  $(28,439,623)
--------------------------------------------------------------------------------



                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets (Expressed in United States Dollars)


Increase (Decrease)              Year Ended            Year Ended
in Net Assets                    August 31, 1998       August 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment loss             $   (887,400)         $   (756,950)
    Net realized gain                  9,778,649             1,806,693
    Net change in unrealized         (37,330,872)           22,021,209
        appreciation (depreciation)
--------------------------------------------------------------------------------
Net increase (decrease) in
    net assets                      $(28,439,623)         $ 23,070,952
    from operations
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                   $ 79,343,537          $160,659,674
    Withdrawals                      (58,958,737)          (31,113,638)
--------------------------------------------------------------------------------
Net increase in net assets
    from capital                    $ 20,384,800          $129,546,036
    transactions
--------------------------------------------------------------------------------

Net increase (decrease) in          $ (8,054,823)         $152,616,988
    net assets


Net Assets
--------------------------------------------------------------------------------
At beginning of year                $152,716,988          $    100,000
--------------------------------------------------------------------------------
At end of year                      $144,662,165          $152,716,988
--------------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in United States Dollars)

                                                         Year Ended August 31,
                                              ----------------------------------
                                                        1998              1997
--------------------------------------------------------------------------------


Ratios to average daily net assets
--------------------------------------------------------------------------------
Expenses                                                1.06%             1.25%
Expenses after custodian fee reduction                  0.92%             1.18%
Net investment loss                                    (0.49)%           (0.81)%
Portfolio Turnover                                        34%               14%
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $   144,662       $   152,717
--------------------------------------------------------------------------------


                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

  B Income -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Portfolio is informed of the dividend.

  C Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirement, (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

  E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate

Worldwide Health Sciences Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


  of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

  I Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
  ------------------------------------------------------------------------------
  Pursuant to the Advisory Agreement, OrbiMed Advisors, Inc. ("OrbiMed") serves as the Investment Adviser of the Portfolio. Under this agreement OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 1998, the fee was equivalent to 0.64% of the Portfolio's average daily net assets and amounted to $1,162,878.

  Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM) , EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1998, the administration fee was 0.25% of average net assets.

  Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are also officers or directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 1998, no significant amounts have been deferred.


3 Investments
  ------------------------------------------------------------------------------
  Purchases and sales of investments other than U.S. Government securities and short-term obligations aggregated $87,345,755 and $59,067,914 respectively for the year ended August 31, 1998.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1998, as computed on a federal income tax basis, were as follows:


  Aggregate cost                                                 $159,768,138
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                  $ 13,315,964

  Gross unrealized depreciation                                   (28,625,627)
  ------------------------------------------------------------------------------

  Net unrealized depreciation                                    $(15,309,663)
  ------------------------------------------------------------------------------


5 Risks Associated with Foreign Investments
  ------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Worldwide Health Sciences Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


6 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios and funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 1998, the Portfolio had a balance outstanding pursuant to this line of credit of $1,670,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1998.

7 Restricted Securities
  ------------------------------------------------------------------------------
  At August 31, 1998, the Portfolio owned the following securities (representing 5.54% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or, if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                           Date of
  Description              Acquisition     Shares   Cost           Fair Value
  ------------------------------------------------------------------------------

  Call Options Purchased
  ------------------------------------------------------------------------------
  Biota Holding, Ltd.
    Expires 12/15/99,
    Strike Price AUD1.80    12/18/95       78,738   $        0       $144,883
  ------------------------------------------------------------------------------
                                                    $        0       $144,883
  ------------------------------------------------------------------------------

  Preferred Stocks
  ------------------------------------------------------------------------------
  Abgenix, Inc.             12/18/97      276,923   $1,800,000     $1,869,230
  Net Genics, Inc.
    Convertible, Series
    D, Preferred R           3/20/98      250,000      500,000        500,000
  Ontogeny, Inc.             3/13/97      600,000    1,500,000      1,500,000
  Orchid Biocomputer,
    Inc.                    12/19/97      180,180    1,999,998      1,999,998
  Tularik, Inc.             10/14/96      200,000    2,000,000      2,000,000
  ------------------------------------------------------------------------------
                                                    $7,799,998     $7,869,228
  ------------------------------------------------------------------------------

  Warrants
  ------------------------------------------------------------------------------
  Cambridge Antibody
    Technology, Ltd.        08/28/96       15,500      $31,000           $266
  ------------------------------------------------------------------------------
                                                       $31,000           $266
  ------------------------------------------------------------------------------

Worldwide Health Sciences Portfolio as of August 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Worldwide Health Sciences Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Worldwide Health Sciences Portfolio as of August 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the supplementary data for the years ended August 31, 1998, and 1997. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio at August 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and supplementary data for the years ended August 31, 1998, and 1997 in conformity with United States generally accepted accounting principles.

                            PricewaterhouseCoopers
                            Chartered Accountants
                            Toronto, Ontario
                            October 2, 1998


                       See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Worldwide Health Sciences Fund


                    Officers
                    James B. Hawkes
                    President and Trustee

                    M. Dozier Gardner
                    Vice President

                    William D. Burt
                    Vice-President

                    Barclay Tittman
                    Vice-President

                    James L. O'Connor
                    Treasurer

                    Alan R. Dynner
                    Secretary

                    Independent Trustees
                    Donald R. Dwight
                    President, Dwight Partners, Inc.

                    Samuel L. Hayes, III
                    Jacob H. Schiff Professor of Investment
                    Banking, Harvard University Graduate School of Business Administration

                    Norton H. Reamer
                    Chairman and Chief Executive Officer
                    United Asset Management Corporation

                    John L. Thorndike
                    Formerly Director, Fiduciary Company Incorporated

                    Jack L. Treynor
                    Investment Adviser and Consultant


Worldwide Health Sciences Portfolio


                    Officers
                    James B. Hawkes
                    President and Trustee

                    Samuel D. Isaly
                    Vice President and
                    Portfolio Manager

                    Raymond O'Neill
                    Vice President

                    Michel Normandeau
                    Vice President

                    James L. O'Connor
                    Treasurer

                    Alan R. Dynner
                    Secretary

                    Independent Trustees
                    Donald R. Dwight
                    President, Dwight Partners, Inc.

                    Samuel L. Hayes, III
                    Jacob H. Schiff Professor of Investment
                    Banking, Harvard University Graduate School of Business Administration

                    Norton H. Reamer
                    Chairman and Chief Executive Officer
                    United Asset Management Corporation

                    John L. Thorndike
                    Formerly Director, Fiduciary Company Incorporated

                    Jack L. Treynor
                    Investment Adviser and Consultant

Sponsor and Manager of Eaton Vance Worldwide
Health Sciences Fund & Administrator of
Worldwide Health Sciences Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Advisor of Worldwide Health Sciences Portfolio
OrbiMed Advisors, Inc.
41 Madison Avenue
New York, NY 10010-2202


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Invesor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109






Eaton Vance Worldwide Health Sciences Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     HSSRC-10/98